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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties including regional malls, Premium Outlets®, The Mills®, community/lifestyle centers and international properties. At September 30, 2011, we owned or had an interest in 391 properties comprising 261 million square feet in North America, Europe and Asia.

        This package was prepared to provide operational and balance sheet information as of September 30, 2011, for the Company and the Operating Partnership. Beginning in 2011, we made changes to the method and presentation of certain of our operational statistics. The methods and discussion regarding these changes are included within the Operational Information sections included on pages 20-24 of this report.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next four quarters will be announced according to the following approximate schedule:

Fourth Quarter 2011	Week of January 30th, 2012
First Quarter 2012	Week of April 23rd, 2012
Second Quarter 2012	Week of July 23rd, 2012
Third Quarter 2012	Week of October 22nd, 2012

Stock Information

        The Company's common stock and one issue of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2010 through September 30, 2011

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2010	60,233,424	292,961,909
Activity During the First Six Months of 2011:
Issuance of Common Stock for Stock Option Exercises	—	210,723
Common Stock Surrendered in Connection with Stock Option Exercise	—	(61,584)
Exchange of Operating Partnership Units for Common Stock	(364,854)	364,854
Conversion of Preferred Securities into Units	2,041	—
Restricted Stock Awards and Long-Term Incentive Performance ("LTIP") Units Earned(3)	133,673	118,233
Number Outstanding at June 30, 2011	60,004,284	293,594,135
Activity During the Third Quarter of 2011:
Issuance of Common Stock for Stock Option Exercises	—	2,279
Exchange of Operating Partnership Units for Common Stock	(200,064)	200,064
Restricted Stock Awards, Long-Term Incentive Performance ("LTIP") Units Earned and Retention Award LTIP Units(3)	1,000,000	(1,117)
Number Outstanding at September 30, 2011	60,804,220	293,795,361
Details for Diluted Common Shares Outstanding(4):
Company Common Shares Outstanding at September 30, 2011		293,795,361
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)		22,472
Diluted Common Shares Outstanding at September 30, 2011(4)		293,817,833

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not exchangeable for common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock/Units Outstanding on page 58).

(3)
Represents restricted stock awards, earned long-term incentive performance ("LTIP") units and retention award LTIP units issued pursuant to the Operating Partnership's 1998 Stock Incentive Plan, net of forfeitures.

(4)
For Funds from Operations (FFO) purposes.

(5)
Based upon the weighted average stock price for the quarter ended September 30, 2011.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2011	2010	2011	2010
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,074,360	$979,275	$3,135,094	$2,837,912
Net Income Attributable to Common Stockholders	$274,000	$230,624	$658,532	$392,501
Basic Earnings per Common Share (EPS)	$0.93	$0.79	$2.24	$1.35
Diluted Earnings per Common Share (EPS)	$0.93	$0.79	$2.24	$1.35
FFO of the Operating Partnership	$606,235	$318,522	$1,759,846	$1,131,742
Diluted FFO of the Operating Partnership	$606,235	$318,522	$1,759,846	$1,135,418
Basic FFO per Share (FFOPS)	$1.71	$0.90	$4.97	$3.24
Diluted FFO per Share (FFOPS)	$1.71	$0.90	$4.97	$3.23
Diluted FFOPS as adjusted	$1.71	$1.43	$4.97	$4.23	(1)
Distributions per Share	$0.80	$0.60	$2.40	$1.80

(1)
Diluted FFOPS as adjusted excludes a loss on extinguishment of debt of $165.6 million and $185.1 million recorded in the first and third quarters of 2010, respectively.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
Unaudited
(In thousands, except as noted)

	As of September 30, 2011	As of December 31, 2010
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,804	60,233
Common Shares Outstanding at End of Period	293,796	292,962

Total Common Shares and Units Outstanding at End of Period	354,600	353,195

Weighted Average Limited Partnership Units Outstanding	60,423	58,900
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	293,397	291,076
Diluted—for purposes of EPS	293,485	291,350
Diluted—for purposes of FFOPS	293,485	293,337
Simon Group's Debt Information
Share of Consolidated Debt	$17,630,817	$17,206,280
Share of Joint Venture Debt	6,707,415	6,562,500

Share of Total Debt	$24,338,232	$23,768,780

Simon Group's Market Capitalization
Common Stock Price at End of Period	$109.98	$99.49
Common Equity Capitalization, including operating partnership units	$38,998,862	$35,139,404
Preferred Equity Capitalization, including operating partnership preferred units	79,124	73,362

Total Equity Market Capitalization	$39,077,986	$35,212,766

Total Capitalization—Including Simon Group's Share of Total Debt	$63,416,218	$58,981,546

	As of or for the Nine Months Ended September 30,
	2011	2010
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$3,193	$3,061
Joint Venture Properties	$1,482	$288
Simon Group's Share of Joint Venture Properties	$478	$101

        On the following pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for noncontrolling interests.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended September 30, 2011
						For the Three Months Ended September 30, 2010 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$664,724	$(8,444)	$656,280	$201,107	$857,387	$789,389
Overage rent	36,653	(90)	36,563	17,796	54,359	42,020
Tenant reimbursements	294,305	(5,125)	289,180	94,780	383,960	361,911
Management fees and other revenues	31,249	—	31,249	—	31,249	29,980
Other income	47,429	(416)	47,013	21,863	68,876	77,453

Total revenue	1,074,360	(14,075)	1,060,285	335,546	1,395,831	1,300,753

EXPENSES:
Property operating	122,446	(3,025)	119,421	67,653	187,074	179,396
Depreciation and amortization	260,802	(2,108)	258,694	98,607	357,301	339,135
Real estate taxes	87,264	(1,338)	85,926	23,737	109,663	109,173
Repairs and maintenance	24,465	(470)	23,995	8,187	32,182	28,718
Advertising and promotion	25,773	(266)	25,507	6,065	31,572	26,509
Provision for (recovery of) credit losses	1,501	(16)	1,485	990	2,475	(3,197)
Home and regional office costs	30,525	—	30,525	—	30,525	28,640
General and administrative	14,974	—	14,974	—	14,974	5,170
Transaction expenses	—	—	—	—	—	47,585
Other	23,012	(1,348)	21,664	25,490	47,154	37,881

Total operating expenses	590,762	(8,571)	582,191	230,729	812,920	799,010

OPERATING INCOME	483,598	(5,504)	478,094	104,817	582,911	501,743
Interest expense	(244,384)	3,676	(240,708)	(87,697)	(328,405)	(332,800)
Loss on extinguishment of debt	—	—	—	—	—	(185,063)
Income tax (expense) benefit of taxable REIT subsidiaries	(860)	—	(860)	—	(860)	249
Income from unconsolidated entities	17,120	—	17,120	(17,120)	—	—
Gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	78,307	—	78,307	—	78,307	294,283

CONSOLIDATED NET INCOME	333,781	(1,828)	331,953	—	331,953	278,412
Net income attributable to noncontrolling interests	58,947	(1,828)	57,119	—	57,119	46,954
Preferred dividends	834	—	834	—	834	834

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$274,000	$—	$274,000	$—	$274,000	$230,624

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$333,781	$—	$333,781	$280,532
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			257,172	—	257,172	239,828
Simon's share of depreciation and amortization from unconsolidated entities			—	98,601	98,601	97,788
Income from unconsolidated entities			(17,120)	17,120	—	—
Gain on sale or disposal of assets nad interests in unconsolidated entities			(78,307)	—	(78,307)	(294,283)
Net income attributable to noncontrolling interest holders in properties			(1,829)	—	(1,829)	(2,119)
Noncontrolling interests portion of depreciation and amortization			(1,870)	—	(1,870)	(1,911)
Preferred distributions and dividends			(1,313)	—	(1,313)	(1,313)

FFO of the Operating Partnership			$490,514	$115,721	$606,235	$318,522

Percentage of FFO of the Operating Partnership			80.91%	19.09%	100.00%	100.00%

(1)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Statement of Operations

	For the Nine Months Ended September 30, 2011
						For the Nine Months Ended September 30, 2010 Our Total Share
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,958,626	$(25,268)	$1,933,358	$591,990	$2,525,348	$2,313,179
Overage rent	75,774	(167)	75,607	42,924	118,531	92,240
Tenant reimbursements	861,352	(14,994)	846,358	277,848	1,124,206	1,045,798
Management fees and other revenues	93,001	—	93,001	—	93,001	86,897
Other income	146,341	(1,042)	145,299	66,846	212,145	238,480

Total revenue	3,135,094	(41,471)	3,093,623	979,608	4,073,231	3,776,594

EXPENSES:
Property operating	331,013	(8,646)	322,367	190,596	512,963	497,319
Depreciation and amortization	788,410	(6,077)	782,333	286,453	1,068,786	991,148
Real estate taxes	273,952	(4,112)	269,840	73,146	342,986	324,426
Repairs and maintenance	79,957	(1,623)	78,334	25,376	103,710	94,133
Advertising and promotion	72,619	(770)	71,849	17,927	89,776	78,806
Provision for (recovery of) credit losses	3,180	(60)	3,120	3,389	6,509	(1,093)
Home and regional office costs	91,035	—	91,035	—	91,035	72,699
General and administrative	31,614	—	31,614	—	31,614	15,909
Transaction expenses	—	—	—	—	—	62,554
Other	61,254	(3,306)	57,948	75,312	133,260	112,328

Total operating expenses	1,733,034	(24,594)	1,708,440	672,199	2,380,639	2,248,229

OPERATING INCOME	1,402,060	(16,877)	1,385,183	307,409	1,692,592	1,528,365
Interest expense	(737,018)	10,999	(726,019)	(257,848)	(983,867)	(1,019,486)
Loss on extinguishment of debt	—	—	—	—	—	(350,688)
Income tax (expense) benefit of taxable REIT subsidiaries	(2,706)	—	(2,706)	—	(2,706)	557
Income from unconsolidated entities	49,561	—	49,561	(49,561)	—	—
Gain upon acquisition of controlling interest, and on sale or dispoal of assets and interests in unconslidated entities, net	92,072	—	92,072	—	92,072	320,349

CONSOLIDATED NET INCOME	803,969	(5,878)	798,091	—	798,091	479,097
Net income attributable to noncontrolling interests	142,934	(5,878)	137,056	—	137,056	80,817
Preferred dividends	2,503	—	2,503	—	2,503	5,779

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$658,532	$—	$658,532	$—	$658,532	$392,501

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO(1)
Consolidated Net Income			$803,969	$—	$803,969	$486,438
Adjustments to Consolidated Net Income to Arrive at FFO:
Cumulative effect of accounting change
Depreciation and amortization from consolidated properties and discontinued operations			777,489	—	777,489	695,982
Simon's share of depreciation and amortization from unconsolidated entities			—	286,358	286,358	290,517
Income from unconsolidated entities			(49,561)	49,561	—	—
Gain on sale or disposal of assets and interests in unconsolidated entities			(92,072)	—	(92,072)	(320,349)
Net income attributable to noncontrolling interest holders in properties			(5,879)	—	(5,879)	(7,342)
Noncontrolling interests portion of depreciation and amortization			(6,080)	—	(6,080)	(5,888)
Preferred distributions and dividends			(3,939)	—	(3,939)	(7,616)

FFO of the Operating Partnership			$1,423,927	$335,919	$1,759,846	$1,131,742

Percentage of FFO of the Operating Partnership			80.91%	19.09%	100.00%	100.00%

(1)
See pages 16-18 for additional reconciliations of non-GAAP financial measures.

SIMON PROPERTY GROUP

Unaudited Pro-Rata Balance Sheet

	As of September 30, 2011
	Consolidated	Non- Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2010 Our Total Share
ASSETS:
Investment properties, at cost	$28,761,004	$(306,977)	$28,454,027	$9,772,001	$38,227,028	$36,613,027
Less—accumulated depreciation	8,239,402	(107,420)	8,131,982	2,142,872	10,274,854	9,167,931

	20,521,602	(199,557)	20,322,045	7,630,129	27,952,174	27,445,096
Cash and cash equivalents	575,817	(8,695)	567,122	360,214	927,336	1,334,254
Tenant receivables and accrued revenue, net	413,922	(4,542)	409,380	164,344	573,724	519,195
Investment in unconsolidated entities, at equity	1,461,694	—	1,461,694	(1,461,694)	—	—
Deferred costs and other assets	1,951,173	(12,127)	1,939,046	233,027	2,172,073	1,577,701
Notes receivable from related party	651,000	—	651,000	—	651,000	651,000

Total assets	$25,575,208	$(224,921)	$25,350,287	$6,926,020	$32,276,307	$31,527,246

LIABILITIES:
Mortgages and other indebtedness	$17,902,961	$(272,144)	$17,630,817	$6,707,415	$24,338,232	$23,742,062
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,151,190	(10,525)	1,140,665	349,613	1,490,278	1,299,023
Cash distributions and losses in partnerships and joint ventures, at equity	575,570	—	575,570	(575,570)	—	—
Other liabilities and accrued dividends	262,119	(675)	261,444	444,562	706,006	610,767

Total liabilities	19,891,840	(283,344)	19,608,496	6,926,020	26,534,516	25,651,852

Commitments and contingencies
Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	171,358	(22,125)	149,233	—	149,233	90,907
EQUITY:
Stockholders' equity
Capital Stock (850,000,000 total shares authorized, $.0001 par value, 238,000,000 shares of excess common stock, 100,000,000 authorized shares of preferred stock):
Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,129	—	45,129	—	45,129	45,458
Common stock, $.0001 par value, 511,990,000 shares authorized, 297,671,666 and 296,957,360 issued, respectively	30	—	30	—	30	30
Class B common stock, $.0001 par value, 10,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	8,071,657	—	8,071,657	—	8,071,657	8,051,544
Accumulated deficit	(3,220,052)	—	(3,220,052)	—	(3,220,052)	(3,099,689)
Accumulated other comprehensive income	(102,004)	—	(102,004)	—	(102,004)	(25,851)
Common stock held in treasury at cost, 3,884,305 and 4,003,451 shares, respectively	(153,436)	—	(153,436)	—	(153,436)	(166,436)

Total stockholders' equity	4,641,324	—	4,641,324	—	4,641,324	4,805,056
Noncontrolling interests	870,686	80,548	951,234	—	951,234	979,431

Total equity	5,512,010	80,548	5,592,558	—	5,592,558	5,784,487

Total liabilities and equity	$25,575,208	$(224,921)	$25,350,287	$6,926,020	$32,276,307	$31,527,246

 SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Nine Months Ended September 30, 2011

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	14.5%
Texas	11.3%
California	10.3%
Massachusetts	7.1%
New York	6.8%
Nevada	4.7%
Pennsylvania	4.7%
Georgia	4.6%
Indiana	4.3%
New Jersey	4.0%

Top 10 Contributors by State	72.3%

NOI by Asset Type
Regional Malls and Premium Outlets	88.5%
The Mills	4.4%
Community/Lifestyle Centers	3.8%
International(3)	3.1%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Includes properties added to the Company's portfolio in connection with the Prime Outlets transaction.

(3)
International includes Premium Outlets in Asia and Mexico and shopping centers in Europe.

 SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2011	2010	2011	2010
Consolidated Properties
Other Income
Interest and Dividend Income	$11,805	$4,248	$39,671	$28,172
Lease Settlement Income	1,581	11,226	15,714	45,651
Gains on Land Sales	234	697	2,861	3,903
Other	33,809	27,700	88,095	76,789

Totals	$47,429	$43,871	$146,341	$154,515

Other Expense
Ground Rent	$10,398	$9,645	$31,556	$26,191
Professional Fees	7,596	5,202	16,735	11,983
Other	5,018	1,070	12,963	6,238

Totals	$23,012	$15,917	$61,254	$44,412

Transaction Expenses	$—	$47,585	$—	$62,554

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of September 30, 2011

(in thousands, except as noted)

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted, net operating income ("NOI"), and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted and diluted FFO per share as adjusted measures exclude the effect of certain non-cash impairment and debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included in the following tables.

Reconciliation of Consolidated Net Income to FFO and FFO as Adjusted(1)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2011	2010	2011	2010
Consolidated Net Income(2)	$333,781	$280,532	$803,969	$486,438
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties	257,172	239,828	777,489	695,982
Simon's share of depreciation and amortization from unconsolidated entities	98,601	97,788	286,358	290,517
Gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(78,307)	(294,283)	(92,072)	(320,349)
Net income attributable to noncontrolling interest holders in properties	(1,829)	(2,119)	(5,879)	(7,342)
Noncontrolling interests portion of depreciation and amortization	(1,870)	(1,911)	(6,080)	(5,888)
Preferred distributions and dividends	(1,313)	(1,313)	(3,939)	(7,616)

FFO of the Operating Partnership	$606,235	$318,522	$1,759,846	$1,131,742
Loss on debt extinguishment	—	185,063	—	350,688

FFO as adjusted of the Operating Partnership	$606,235	$503,585	$1,759,846	$1,482,430

Diluted net income per share to diluted FFO per share reconciliation:
Diluted net income per share	$0.93	$0.79	$2.24	$1.35
Adjustments to arrive at FFO:
Depreciation and amortization from consolidated properties and Simon's share of depreciation and amortization from unconsolidated entities, net of noncontrolling interests portion of depreciation and amortization	1.00	0.95	2.99	2.81
Gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(0.22)	(0.84)	(0.26)	(0.92)
Impact of additional dilutive securities for FFO per share	—	—	—	(0.01)

Diluted FFO per share	$1.71	$0.90	$4.97	$3.23
Loss on debt extinguishment	—	0.53	—	1.00

Diluted FFO as adjusted per share	$1.71	$1.43	$4.97	$4.23

SIMON PROPERTY GROUP

Reconciliation of Non-GAAP Financial Measures

As of September 30, 2011

(in thousands, except as noted)

Reconciliation of Net Income to NOI

        The Reconciliation of Net Income to NOI provides net income and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of comparable properties for the quarter and nine months ended September 30, 2011.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2011	2010	2011	2010
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$333,781	$280,532	$803,969	$486,438
Income tax expense (benefit) of taxable REIT subsidiaries	860	(249)	2,706	(557)
Interest expense	244,384	249,264	737,018	774,686
Income from unconsolidated entities	(17,120)	(22,533)	(49,561)	(50,729)
Loss on extinguishment of debt	—	185,063	—	350,688
Gain upon acquisition of controlling interest, and on sale or disposal of assets and interests in unconsolidated entities, net	(78,307)	(294,283)	(92,072)	(320,349)

Operating Income	483,598	397,794	1,402,060	1,240,177
Depreciation and amortization	260,802	243,303	788,410	706,402

NOI of consolidated Properties	$744,400	$641,097	$2,190,470	$1,946,579

Reconciliation of NOI of unconsolidated entities:
Net Income	$75,482	$101,780	$246,926	$276,983
Interest expense	218,079	218,238	644,549	653,419
Loss from unconsolidated entities	1,665	327	3,787	1,368
Gain on sale or disposal of assets and interests in unconsolidated entities	(78)	—	(15,583)	(39,761)

Operating Income	295,148	320,345	879,679	892,009
Depreciation and amortization	197,604	195,679	578,802	591,763

NOI of unconsolidated entities	$492,752	$516,024	$1,458,481	$1,483,772

Total NOI of the Simon Group Portfolio	$1,237,152	$1,157,121	$3,648,951	$3,430,351

Change in NOI from prior period	6.9%	3.3%	6.4%	4.1%
Less: Joint venture partner's share of NOI	296,942	316,243	887,573	910,838

Simon Group's Share of NOI	$940,210	$840,878	$2,761,378	$2,519,513

Increase in Simon Group's Share of NOI from prior period	11.8%	1.9%	9.6%	3.9%
Total NOI of Comparable Properties(3)	$867,209	$835,654	$2,521,390	$2,443,281

Increase in NOI of Regional Malls and Premium Outlets that are Comparable Properties	3.8%		3.2%

SIMON PROPERTY GROUP

Footnotes to Reconciliation of Non-GAAP Financial Measures

(1)
The Company determines FFO based upon the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company determines FFO to be our share of consolidated net income computed in accordance with GAAP, excluding real estate related depreciation and amortization, excluding gains and losses from extraordinary items, excluding gains and losses from the sales of previously depreciated operating properties, plus the allocable portion of FFO of unconsolidated joint ventures based upon economic ownership interest, all determined on a consistent basis in accordance with GAAP.

The Company has adopted NAREIT's clarification of the definition of FFO that requires it to include the effects of nonrecurring items not classified as extraordinary, cumulative effect of accounting changes, or a gain or loss resulting from the sale of previously depreciated operating properties. We include in FFO gains and losses realized from the sale of land, outlot buildings, marketable and non-marketable securities, and investment holdings of non-retail real estate. However, you should understand that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance, and is not an alternative to cash flows as a measure of liquidity.

(2)
Consolidated Net Income includes:

•
the Company's share of gains on land sales of $0.1 million and $1.0 million for the three months ended September 30, 2011 and 2010, respectively, and $4.5 million and $4.1 million for the nine months ended September 30, 2011 and 2010, respectively.

•
the Company's share of straight-line adjustments to minimum rent of $10.8 million and $9.7 million for the three months ended September 30, 2011 and 2010, respectively, and $26.2 million and $23.8 million for the nine months ended September 30, 2011 and 2010, respectively.

•
the Company's share of the amortization of fair market value of leases from acquisitions of $6.0 million and $5.0 million for the three months ended September 30, 2011 and 2010, respectively, and $17.7 million and $14.8 million for the nine months ended September 30, 2011 and 2010, respectively.

•
the Company's share of debt premium amortization of $2.3 million and $3.0 million for the three months ended September 30, 2011 and 2010, respectively, and $7.0 million and $9.4 million for the nine months ended September 30, 2011 and 2010, respectively.

(3)
Includes comparable regional malls and Premium Outlets that were owned in both of the periods under comparison. Does not include community/lifestyle centers, properties owned by SPG-FCM (the Mills portfolio), international properties, properties acquired in the Prime Outlets transaction, any of our non-retail holdings, or results of our corporate and management company operations. Excludes lease termination income, interest income, land sale gains and the impact of redevelopment activities.

 SIMON PROPERTY GROUP
U.S. Portfolio Overview
As of September 30, 2011

Type of Property	Total Square Feet	Total Owned Square Feet ("GLA")	% of Owned Square Feet
Regional Malls and Premium Outlets
Mall Stores	81,392,696	80,998,388	51.4%
Freestanding	4,359,756	1,837,098	1.2%
Anchors	93,981,001	25,835,869	16.4%
Office	2,020,553	2,020,553	1.3%

Regional Malls and Premium Outlets Total	181,754,006	110,691,908	70.3%
Community/Lifestyle Centers	20,471,478	14,066,224	8.9%
The Mills®	23,022,606	20,199,884	12.8%
Mills Regional Malls	17,463,024	8,585,618	5.5%
Mills Community Centers	1,014,601	963,048	0.6%

Mills Portfolio Total	41,500,231	29,748,550	18.9%
Other(1)	4,268,446	3,057,962	1.9%

Total U.S. Properties	247,994,161	157,564,644	100.0%

(1)
Consists of 14 other retail properties and two centers, University Town Plaza and The Shops at Nanuet, that are being de-malled through a major redevelopment. These properties contribute approximately 0.2% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Regional Mall and Premium Outlet Operational Information(1)
For the Period Ended September 30, 2011

	As of September 30,
	2011	2010(6)
Total Number of Properties	216	219
Total Square Footage of Properties (in millions)	181.8	184.2
Ending Occupancy(2):
Consolidated Assets	94.4%	94.4%
Unconsolidated Assets	92.1%	91.6%
Total Portfolio	93.9%	93.8%
Total Sales per Square Foot(3):
Consolidated Assets	$508	$464
Unconsolidated Assets	$560	$510
Total Portfolio	$517	$473
Base Minimum Rent per Square Foot(4):
Consolidated Assets	$37.56	$35.85
Unconsolidated Assets	$43.84	$43.50
Total Portfolio	$38.87	$37.58

Historical Data:	Occupancy	Total Sales per Square Foot	Base Minimum Rent per Square Foot
12/31/2010(6)	94.5%	$484	$37.77
12/31/2009	93.4%	$455	$38.47
12/31/2008	93.8%	$480	$36.69

Releasing Activity for the Trailing Twelve Month Period Ended:

		Total Rent per Square Foot
	Square Footage of Openings	Opening Rate per Square Foot(5)	Closing Rate per Square Foot(5)	Releasing Spread(5)
9/30/11(6)	6,697,313	$54.44	$49.67	$4.77	9.6%
12/31/10	6,449,328	$51.22	$49.14	$2.08	4.2%

Definitions:

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets, including the Prime portfolio. Does not include properties owned by SPG-FCM (the Mills portfolio).

(2)
Ending Occupancy is the percentage of GLA which is leased as of the last day of the reporting period. We include all company owned space except for regional mall anchors and regional mall majors in the calculation.

(3)
Total Sales per Square Foot is defined as total sales of the tenants open and operating in the center during the reporting period divided by the associated owned and occupied GLA on a trailing 12-month basis. Includes tenant sales activity for all months a tenant is open within the trailing 12-month period. In accordance with the standard definition of sales for regional malls adopted by the International Council of Shopping Centers, only stores with less than 10,000 square feet are included for regional malls. All company owned space is included for Premium Outlets.

(4)
Base Minimum Rent per Square Foot is the average base minimum rent charge in effect for the reporting period for all tenants that would qualify to be included in Ending Occupancy as defined above.

(5)
Releasing Spread is a "same space" measure that compares opening and closing rates on individual spaces, including spaces greater than 10,000 square feet. The Opening Rate is the average of the initial cash Total Rent per Square Foot for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals, amendments and relocations (including expansions and downsizings). The Closing Rate is the average of the final cash Total Rent per Square Foot as of the month the tenant terminates or closes. Total Rent per Square Foot includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants that would qualify to be included in Ending Occupancy as defined above as long as the opening and closing dates are within 24 months of one another.

(6)
Given the acquisition of Prime as of August 31, 2010, the September 30, 2011 period is the first trailing 12-month period that includes the Prime properties. Accordingly, prior period information has been restated for comparability purposes.

 SIMON PROPERTY GROUP
U.S. Lease Expirations(1)(2)
As of September 30, 2011

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/11	Percentage of Gross Annual Rental Revenues(3)
Small Shops and Freestanding
Month to Month Leases	610	1,669,855	$33.76	1.2%
2011 (10/1/11 - 12/31/11)	756	1,025,609	$34.52	0.8%
2012	2,895	9,864,431	$32.02	7.1%
2013	2,931	9,125,965	$35.62	7.4%
2014	2,195	7,376,643	$36.10	6.0%
2015	2,163	7,691,800	$38.39	6.7%
2016	2,178	7,419,931	$36.75	6.2%
2017	1,761	6,078,432	$42.52	5.9%
2018	1,680	6,499,352	$46.40	6.8%
2019	1,418	5,313,186	$45.41	5.5%
2020	1,133	4,151,173	$45.53	4.3%
2021	1,041	4,169,427	$43.80	4.1%
2022 and Thereafter	571	2,988,159	$37.94	2.6%
Specialty Leasing Agreements w/ terms in excess of 12 months	1,598	3,941,182	$13.74	1.2%
Anchor Tenants
2011 (10/1/11 - 12/31/11)	1	85,627	$3.00	0.0%
2012	12	1,287,513	$4.65	0.1%
2013	28	3,243,271	$3.64	0.3%
2014	36	3,642,306	$4.82	0.4%
2015	30	3,333,178	$3.35	0.3%
2016	24	2,848,099	$3.46	0.2%
2017	14	1,885,779	$2.24	0.1%
2018	12	1,142,052	$6.43	0.2%
2019	14	1,342,941	$4.47	0.1%
2020	12	1,155,748	$6.19	0.1%
2021	11	1,022,968	$6.90	0.1%
2022 and Thereafter	27	3,207,428	$7.41	0.5%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets, including the Prime portfolio. Does not include information for properties owned by SPG-FCM (the Mills portfolio).

(2)
Does not consider the impact of renewal options that may be contained in leases.

(3)
Annual rental revenues represent 2010 consolidated and joint venture combined base rental revenue.

 SIMON PROPERTY GROUP
U.S. Top Tenants(1)
As of September 30, 2011

Top Small Shop Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	386	4,166	1.7%	3.3%
Limited Brands, Inc.	346	1,943	0.8%	2.1%
Abercrombie & Fitch Co.	224	1,587	0.6%	1.5%
Phillips-Van Heusen	301	1,640	0.7%	1.4%
Foot Locker, Inc.	370	1,439	0.6%	1.3%
Luxottica Group S.P.A	429	826	0.3%	1.1%
American Eagle Outfitters, Inc.	188	1,104	0.4%	1.1%
Zale Corporation	337	375	0.2%	1.0%
Coach, Inc.	147	531	0.2%	0.9%
Genesco, Inc.	448	687	0.3%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	146	26,173	10.6%	0.5%
Sears Roebuck & Co.	117	17,712	7.1%	0.2%
J.C. Penney Co., Inc.	110	15,724	6.3%	0.6%
Dillard's Dept. Stores	71	11,219	4.5%	0.1%
Nordstrom, Inc.	27	4,590	1.9%	0.1%
Belk, Inc.	21	2,729	1.1%	0.2%
The Bon-Ton Stores, Inc.	23	2,240	0.9%	0.2%
Target Corporation	14	1,854	0.7%	—
Dick's Sporting Goods, Inc.	20	1,356	0.5%	0.4%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Lord and Taylor	7	954	0.4%	—
Kohl's Department Stores, Inc.	10	943	0.4%	0.1%
Saks Incorporated	7	879	0.4%	0.1%

(1)
Combined information for U.S. regional malls and U.S. Premium Outlets, including the Prime portfolio. Does not include information for properties owned by SPG-FCM (the Mills portfolio).

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
Other U.S. Property Operational Information

	As of September 30,
	2011	2010
Community/Lifestyle Centers
Total Number of Properties	67	66
Total Square Footage of Properties (in millions)	20.5	20.2
Ending Occupancy(1)	91.8%	91.7%
Base Minimum Rent per Square Foot(2)	$13.65	$13.39
The Mills Portfolio
The Mills®(3)
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	23.0	22.7
Ending Occupancy(1)	93.7%	92.9%
Total Sales per Square Foot(4)	$439	$396
Base Minimum Rent per Square Foot(2)	$20.36	$19.82
Mills Regional Malls(5)
Total Number of Properties	16	16
Total Square Footage of Properties (in millions)	17.5	17.4
Ending Occupancy(6)	88.1%	90.1%
Total Sales per Square Foot(7)	$405	$386
Base Minimum Rent per Square Foot(2)	$34.76	$35.03

(1)
See footnote 2 on page 20 for definition, except Ending Occupancy is calculated on all company owned space.

(2)
See footnote 4 on page 20 for definition.

(3)
Opry Mills has closed and is undergoing a restoration as a result of flooding. Therefore, this property has been excluded from Ending Occupancy, Total Sales per Square Foot and Base Minimum Rent per Square Foot until it reopens.

(4)
See footnote 3 on page 20 for definition, except Total Sales per Square Foot is calculated on all company owned space.

(5)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition. These two assets are included with SPG regional malls.

(6)
See footnote 2 on page 20 for definition.

(7)
See footnote 3 on page 20 for definition.

 SIMON PROPERTY GROUP
International Operational Information(1)(2)

	As of September 30,
	2011	2010
International Properties
European Shopping Centers
Total Number of Properties	45	45
Total GLA (in millions of square feet)	10.1	10.1
Ending Occupancy	99.0%	97.3%
Comparable sales per square foot	€390	€386
Average rent per square foot	€26.55	€26.60
International Premium Outlets—Japan
Total Number of Properties	8	8
Total GLA (in millions of square feet)	2.5	2.5
Ending Occupancy	99.6%	99.2%
Comparable sales per square foot(3)	¥85,182	¥89,351
Average rent per square foot	¥4,818	¥4,792

(1)
Information supplied by the managing venture partner.

(2)
Does not include Premium Outlets in Mexico (Premium Outlets Punta Norte) or South Korea (Yeoju and Paju Premium Outlets).

(3)
Does not include Sendai-Izumi Premium Outlets in Japan as the property was closed for repair due to damages from the earthquake in Japan in March 2011. The center re-opened on June 17, 2011.

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		727,467
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,320,712
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		839,893
4.	Fashion Valley	CA	San Diego	50.0%		1,727,212
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		846,673
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		693,075
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,152,869
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,375,915
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,191,158
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		880,756
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,082,461
12.	Crystal Mall	CT	Waterford	78.2%		783,439
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,098,627
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,116,402
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,101,464
16.	Coconut Point	FL	Estero	50.0%		1,199,858
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,149
18.	Cordova Mall	FL	Pensacola	100.0%		856,974
19.	Dadeland Mall	FL	Miami	50.0%		1,487,965
20.	DeSoto Square	FL	Bradenton	100.0%		677,874
21.	Edison Mall	FL	Fort Myers	100.0%		1,053,739
22.	Florida Mall, The	FL	Orlando	50.0%		1,776,859
23.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,534
24.	Indian River Mall	FL	Vero Beach	50.0%		736,658
25.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		558,802
26.	Melbourne Square	FL	Melbourne	100.0%		666,495
27.	Miami International Mall	FL	Miami	47.8%		1,071,520
28.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		952,758
29.	Paddock Mall	FL	Ocala	100.0%		553,661
30.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,050
31.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,828
32.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,171
33.	St. Johns Town Center	FL	Jacksonville	50.0%		1,235,053
34.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,752,836
35.	Treasure Coast Square	FL	Jensen Beach	100.0%		874,846
36.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,432
37.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,573
38.	Lenox Square	GA	Atlanta	100.0%		1,550,443
39.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,829,263
40.	Northlake Mall	GA	Atlanta	100.0%		962,073
41.	Phipps Plaza	GA	Atlanta	100.0%		801,937
42.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,281,079
43.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		691,243
44.	NorthPark Mall	IA	Davenport	50.0%		1,075,457
45.	Southern Hills Mall(2)	IA	Sioux City	50.0%		790,384
46.	SouthRidge Mall(2)	IA	Des Moines	50.0%		897,658
47.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,360
48.	Northfield Square	IL	Bourbonnais	31.6	%(4)	530,462
49.	Northwoods Mall	IL	Peoria	100.0%		693,554

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
50.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,226
51.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		1,287,804
52.	SouthPark Mall	IL	Moline	50.0%		1,017,105
53.	White Oaks Mall	IL	Springfield	80.7%		927,990
54.	Castleton Square	IN	Indianapolis	100.0%		1,381,743
55.	Circle Centre	IN	Indianapolis	14.7	%(3)	763,981
56.	College Mall	IN	Bloomington	100.0%		635,904
57.	Eastland Mall	IN	Evansville	50.0%		865,325
58.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		682,484
59.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		1,277,190
60.	Markland Mall	IN	Kokomo	100.0%		415,892
61.	Muncie Mall	IN	Muncie	100.0%		635,645
62.	Tippecanoe Mall	IN	Lafayette	100.0%		862,623
63.	University Park Mall	IN	Mishawaka	100.0%		922,685
64.	Washington Square	IN	Indianapolis	100.0%		971,792
65.	Towne East Square	KS	Wichita	100.0%		1,125,613
66.	Towne West Square	KS	Wichita	100.0%		941,626
67.	West Ridge Mall	KS	Topeka	100.0%		991,826
68.	Prien Lake Mall	LA	Lake Charles	100.0%		800,464
69.	Arsenal Mall	MA	Watertown (Boston)	100.0%		440,199
70.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		205,981
71.	Auburn Mall	MA	Auburn	56.4%		587,990
72.	Burlington Mall	MA	Burlington (Boston)	100.0%		1,317,510
73.	Cape Cod Mall	MA	Hyannis	56.4%		721,508
74.	Copley Place	MA	Boston	98.1%		1,241,959
75.	Emerald Square	MA	North Attleboro (Providence, RI)	56.4%		1,022,727
76.	Greendale Mall	MA	Worcester (Boston)	56.4%		429,819
77.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		856,974
78.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)	94.4%		471,474
79.	Northshore Mall	MA	Peabody (Boston)	56.4%		1,580,562
80.	Solomon Pond Mall	MA	Marlborough (Boston)	56.4%		884,948
81.	South Shore Plaza	MA	Braintree (Boston)	100.0%		1,587,750
82.	Square One Mall	MA	Saugus (Boston)	56.4%		928,668
83.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		684,583
84.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		980,060
85.	Bangor Mall	ME	Bangor	67.1	%(6)	652,660
86.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		927,062
87.	Miller Hill Mall	MN	Duluth	100.0%		806,020
88.	Battlefield Mall	MO	Springfield	100.0%		1,199,071
89.	Independence Center	MO	Independence (Kansas City)	100.0%		868,048
90.	SouthPark	NC	Charlotte	100.0%		1,621,144
91.	Mall at Rockingham Park, The	NH	Salem (Boston)	28.2%		1,019,955
92.	Mall of New Hampshire, The	NH	Manchester	56.4%		811,136
93.	Pheasant Lane Mall	NH	Nashua	(5)		966,869
94.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		765,248
95.	Livingston Mall	NJ	Livingston (New York)	100.0%		984,837
96.	Menlo Park Mall	NJ	Edison (New York)	100.0%		1,322,362

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
97.	Ocean County Mall	NJ	Toms River (New York)	100.0%		890,583
98.	Quaker Bridge	NJ	Lawrenceville	50.0%		1,098,826
99.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,247,705
100.	Cottonwood Mall	NM	Albuquerque	100.0%		1,041,845
101.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		669,240
102.	Chautauqua Mall	NY	Lakewood	100.0%		423,337
103.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		549,553
104.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,242,797
105.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,264
106.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,862
107.	Westchester, The	NY	White Plains (New York)	40.0%		826,564
108.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,236,947
109.	Lima Mall	OH	Lima	100.0%		741,544
110.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,015,361
111.	Southern Park Mall	OH	Youngstown	100.0%		1,195,089
112.	Summit Mall	OH	Akron	100.0%		768,517
113.	Upper Valley Mall	OH	Springfield	100.0%		739,525
114.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,848
115.	Woodland Hills Mall	OK	Tulsa	94.5%		1,090,681
116.	King of Prussia—The Court & The Plaza	PA	King of Prussia (Philadelphia)	96.1%		2,391,262
117.	Lehigh Valley Mall	PA	Whitehall	38.0	%(6)	1,168,621
118.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,154,025
119.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	64.9	%(6)	1,333,967
120.	Ross Park Mall	PA	Pittsburgh	100.0%		1,238,997
121.	South Hills Village	PA	Pittsburgh	100.0%		1,142,546
122.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	609,965
123.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,082,387
124.	Anderson Mall	SC	Anderson	100.0%		671,803
125.	Haywood Mall	SC	Greenville	100.0%		1,230,703
126.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,071,345
127.	Rushmore Mall(2)	SD	Rapid City	50.0%		835,429
128.	Knoxville Center	TN	Knoxville	100.0%		964,013
129.	Oak Court Mall	TN	Memphis	100.0%		849,451
130.	West Town Mall	TN	Knoxville	50.0%		1,336,464
131.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,694
132.	Barton Creek Square	TX	Austin	100.0%		1,429,264
133.	Broadway Square	TX	Tyler	100.0%		627,793
134.	Cielo Vista Mall	TX	El Paso	100.0%		1,243,670
135.	Domain, The	TX	Austin	100.0%		1,192,244
136.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,000,115
137.	Houston Galleria	TX	Houston	50.4%		2,222,449
138.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,502
139.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,166
140.	La Plaza Mall	TX	McAllen	100.0%		1,215,054
141.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,526
142.	Longview Mall	TX	Longview	100.0%		638,338
143.	Midland Park Mall	TX	Midland	100.0%		617,150

SIMON PROPERTY GROUP
Property Listing

Regional Malls(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
144.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,801
145.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,521
146.	Sunland Park Mall	TX	El Paso	100.0%		921,526
147.	Valle Vista Mall	TX	Harlingen	100.0%		650,739
148.	Apple Blossom Mall	VA	Winchester	49.1%		439,921
149.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		576,890
150.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	717,846
151.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		990,129
152.	Valley Mall	VA	Harrisonburg	50.0%		506,282
153.	Virginia Center Commons	VA	Glen Allen	100.0%		784,623
154.	Columbia Center	WA	Kennewick	100.0%		769,782
155.	Northgate Mall	WA	Seattle	100.0%		1,058,822
156.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,374,239
157.	Bay Park Square	WI	Green Bay	100.0%		710,622
158.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall Square Footage(7)					157,395,661

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	674,031
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,307
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,693
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	297,958
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,856
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,904
7.	Napa Premium Outlets	CA	Napa	100.0%	179,349
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,738
9.	Pismo Beach Premium Outlets	CA	Pismo Beach	100.0%	147,728
10.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,336
11.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,165
12.	Ellenton Premium Outlets	FL	Ellenton	100.0%	476,651
13.	Orlando Premium Outlets—International Dr.	FL	Orlando	100.0%	773,429
14.	Orlando Premium Outlets—Vineland Ave.	FL	Orlando	100.0%	549,651
15.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,570
16.	Calhoun Premium Outlets	GA	Calhoun	100.0%	254,115
17.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	540,375
18.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,829
19.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,359
20.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,787
21.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,542
22.	Lee Premium Outlets	MA	Lee	100.0%	224,846
23.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	636,004
24.	Kittery Premium Outlets	ME	Kittery	100.0%	264,838
25.	Hagerstown Premium Outlets	MD	Hagerstown	100.0%	485,062
26.	Queenstown Premium Outlets	MD	Queenstown	100.0%	284,437
27.	Birch Run Premium Outlets	MI	Birch Run	100.0%	678,728

SIMON PROPERTY GROUP
Property Listing

Premium Outlets

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
28.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,557
29.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,116
30.	Gulfport Premium Outlets	MS	Gulfport	100.0%	299,807
31.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,989
32.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,675
33.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,438
34.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,626
35.	Las Vegas Premium Outlets—North	NV	Las Vegas	100.0%	538,689
36.	Las Vegas Premium Outlets—South	NV	Las Vegas	100.0%	535,146
37.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,737
38.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	845,371
39.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,281
40.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	398,803
41.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,708
42.	Grove City Premium Outlets	PA	Grove City	100.0%	531,826
43.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,143
44.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,204
45.	Puerto Rico Premium Outlets	PR	Barceloneta	100.0%	344,747
46.	Gaffney Premium Outlets	SC	Gaffney	100.0%	359,658
47.	Lebanon Premium Outlets	TN	Lebanon	100.0%	227,109
48.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,742
49.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	541,577
50.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
51.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,628
52.	San Marcos Premium Outlets	TX	San Marcos	100.0%	731,288
53.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	518,003
54.	Williamsburg Premium Outlets	VA	Williamsburg	100.0%	521,500
55.	North Bend Premium Outlets	WA	North Bend (Seattle)	100.0%	223,561
56.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,827
57.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672
58.	Pleasant Prairie Premium Outlets	WI	Pleasant Prairie	100.0%	402,839

	Total U.S. Premium Outlets GLA				24,358,345

	Total Regional Mall and U.S. Premium Outlets GLA				181,754,006

SIMON PROPERTY GROUP
Property Listing

FOOTNOTES FOR PRECEEDING PAGES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

(7)
Includes office space of 2,020,553 square feet including the following centers with more than 20,000 square feet of office space:

Arsenal Mall—52,847 sq. ft.	Menlo Park Mall—52,424 sq. ft.
Circle Centre—25,192 sq. ft.	Oak Court Mall—126,583 sq. ft.
Copley Place—867,301 sq. ft.	Oxford Valley Mall—110,324 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.	Plaza Carolina—27,343 sq. ft.
Firewheel Town Center—75,103 sq. ft.	River Oaks Center—117,716 sq. ft.
Greendale Mall—119,860 sq. ft.	The Domain—133,010 sq. ft.
Gwinnett Place—32,603 sq. ft.	White Oaks Mall—35,607

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	329,892
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		488,850
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	65.6%		816,291
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,082
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,709
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,670
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		623,378
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		427,985
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,604
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		303,469
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		504,259
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		666,696
27.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
28.	Markland Plaza	IN	Kokomo	100.0%		90,527
29.	Muncie Towne Plaza	IN	Muncie	100.0%		172,617
30.	New Castle Plaza	IN	New Castle	100.0%		91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
32.	Teal Plaza	IN	Lafayette	100.0%		101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
34.	University Center	IN	Mishawaka	100.0%		150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,611
36.	Washington Plaza	IN	Indianapolis	100.0%		50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		254,480
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,615
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
42.	MacGregor Village	NC	Cary	100.0%		144,041
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		169,727
44.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		150,504
45.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
46.	ABQ Uptown	NM	Albuquerque	100.0%		214,754
47.	Cobblestone Court	NY	Victor	35.7	%(3)	265,470

SIMON PROPERTY GROUP
Property Listing

Community/Lifestyle Centers(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
48.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,377
49.	Lima Center	OH	Lima	100.0%		223,878
50.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	86.0%		101,963
51.	Henderson Square	PA	King of Prussia (Philadelphia)	75.9	%(4)	107,371
52.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	64.9	%(4)	267,965
53.	Whitehall Mall	PA	Whitehall	38.0	% 4)	588,110
54.	Charles Towne Square	SC	Charleston	100.0%		71,794
55.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
56.	Arboretum	TX	Austin	100.0%		205,989
57.	Gateway Center	TX	Austin	100.0%		512,986
58.	Ingram Plaza	TX	San Antonio	100.0%		111,518
59.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,398
60.	Palms Crossing	TX	McAllen	100.0%		392,249
61.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
62.	Shops at Arbor Walk, The	TX	Austin	100.0%		464,699
63.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
64.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		626,180
65.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
66.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	249,538
67.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center Square Footage					20,471,478

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an ownership interest of approximately 76% in Kravco Simon Investments.

SIMON PROPERTY GROUP
Property Listing

The Mills Portfolio

	Property Name	State	City (CBSA)	Legal Ownership		Total Square Feet
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,253,179
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,565,124
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,097,757
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,334,264
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,182,989
6.	Franklin Mills	PA	Philadelphia	50.0%		1,744,489
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,777,348
8.	Great Mall	CA	Milpitas (San Jose)	50.0%		1,361,027
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,827,240
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,555,660
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,480,971
12.	Opry Mills	TN	Nashville	50.0%		1,159,954
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,519,545
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,264,656
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,839
16.	The Outlets at Orange	CA	Orange (Los Angeles)	25.0%		723,564

	Subtotal The Mills® Square Footage					23,022,606
	Regional Malls(2)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		973,601
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0%		2,275,392
19.	Dover Mall	DE	Dover	34.1%		886,234
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		953,453
21.	Falls, The	FL	Miami	25.0%		806,211
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		870,232
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,093,910
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,047,816
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,112,123
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,084
27.	Meadowood Mall	NV	Reno	25.0%		876,888
28.	Northpark Mall	MS	Ridgeland	50.0%		956,254
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		769,881
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,302,726
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,167,335
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,301,884

	Subtotal Regional Malls Square Footage(3)					17,463,024
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,766
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,535
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,617

	Subtotal Community Centers Square Footage					1,014,601

	Total Mills Properties Square Footage					41,500,231

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition. These two assets are included with SPG regional malls.

(3)
Includes office space of 28,782 square feet including the following center with more than 20,000 square feet of office space: Southdale Center—20,295 sq. ft.

SIMON PROPERTY GROUP

Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership		Total Square Feet
	ITALY
1.	Ancona	Ancona	49.0	%(2)	165,200
2.	Senigallia	Senigallia (Ancona)	49.0%		82,800
3.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
4.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
5.	Casamassima	Casamassima (Bari)	49.0%		547,800
6.	Modugno	Modugno (Bari)	49.0%		143,500
7.	Bergamo	Bergamo	49.0	%(2)	119,900
8.	Concesio	Concesio (Brescia)	49.0	%(2)	117,500
9.	Mazzano	Mazzano (Brescia)	49.0%		230,700
10.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
11.	Marconi	Marconi (Cagliari)	49.0	%(2)	193,400
12.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(1)	190,700
13.	Catania	Catania	24.0%		641,700
14.	La Rena	La Rena (Catania)	49.0%		146,200
15.	Misterbianco	Misterbianco (Catania)	49.0	%(2)	99,300
16.	Merate	Merate (Lecco)	49.0	%(2)	162,000
17.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(2)	283,900
18.	Cinisello	Cinisello (Milano)	49.0%		375,600
19.	Nerviano	Nerviano (Milano)	49.0	%(2)	111,600
20.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
21.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
22.	Monza	Monza	49.0	%(2)	211,700
23.	Argine	Argine (Napoli)	49.0%		296,200
24.	Giugliano	Giugliano (Napoli)	49.0	%(3)	754,500
25.	Mugnano	Mugnano (Napoli)	49.0	%(2)	192,900
26.	Pompei	Pompei (Napoli)	49.0%		91,400
27.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
28.	Olbia	Olbia	49.0	%(2)	207,600
29.	Padova	Padova	49.0%		105,800
30.	Palermo	Palermo	49.0%		82,900
31.	Fano	Fano (Pesaro)	49.0%		112,300
32.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
33.	Pescara	Pescara	49.0%		161,500
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
35.	Casalbertone	Roma	49.0	%(2)	147,600
36.	Collatina	Collatina (Roma)	49.0%		63,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(1)	233,700
38.	Taranto	Taranto	49.0%		201,700
39.	Cuneo	Cuneo (Torino)	49.0%		282,200
40.	Rivoli	Rivoli (Torino)	49.0	%(2)	94,100
41.	Torino	Torino	49.0%		171,800
42.	Venaria	Venaria (Torino)	49.0%		165,600
43.	Mestre	Mestre (Venezia)	49.0%		246,700
44.	Bussolengo	Bussolengo (Verona)	49.0	%(2)	164,600
45.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy Square Footage				10,077,100

SIMON PROPERTY GROUP

Property Listing

International Properties

	Property Name	City (Metropolitan area)	SPG Effective Ownership	Total Square Feet
	JAPAN
46.	Ami Premium Outlets	Ami (Tokyo)	40.0%	224,800
47.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	482,000
48.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,100
49.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	321,800
50.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,800
51.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
52.	Toki Premium Outlets	Toki (Nagoya)	40.0%	289,600
53.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	291,800

	Subtotal Japan Square Footage			2,530,100
	MEXICO
54.	Premium Outlets Punta Norte	Mexico City	50.0%	278,000

	Subtotal Mexico Square Footage			278,000
	SOUTH KOREA
55.	Paju Premium Outlets	Paju (Seoul)	50.0%	276,200
56.	Yeoju Premium Outlets	Yeoju (Seoul)	50.0%	327,800

	Subtotal South Korea Square Footage			604,000

	TOTAL INTERNATIONAL ASSETS SQUARE FOOTAGE			13,489,200

FOOTNOTES:

(1)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(2)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(3)
Gallerie Commerciali Italia ("GCI") owns 100% of the shopping gallery at this center which consists of 177,600 sf of leasable area. In addition, GCI owns a 40% interest in the retail parks at this center, which consists of 446,900 sf of leasable area.

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2011–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings through September 30, 2011
Arizona Mills—Tempe (Phoenix), AZ	Mills	Forever 21	Virgin Megastore
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	hhgregg	Circuit City
Coral Square—Coral Springs (Miami), FL	Regional Mall	Kohl's	Dillard's
Edison Mall—Fort Myers, FL	Regional Mall	Books-A-Million	N/A
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Target	Mervyn's
Firewheel Town Center—Garland (Dallas), TX	Regional Mall	Ulta Kirkland's	Linens 'n Things Linens 'n Things
Grapevine Mills—Grapevine (Dallas), TX	Mills	Discovery Center by Legoland Sea Life Center	Woodland Skatepark Gameworks
Gurnee Mills—Gurnee (Chicago), IL	Mills	Off Broadway Shoes Shoppers World	N/A JCPenney
Lake Square Mall—Leesburg (Orlando), FL	Regional Mall	PetSmart	N/A
Mall of New Hampshire, The—Manchester, NH	Regional Mall	Ulta	N/A
Miami International Mall—Miami	Regional Mall	Kohl's	Dillard's
Northshore Mall—Peabody (Boston), MA	Regional Mall	Ulta	Office Depot
Palms Crossing—McAllen, TX	Community/Lifestyle Ctr.	Hobby Lobby	N/A
Pheasant Lane Mall—Nashua, NH	Regional Mall	Dick's Sporting Goods	Macy's(1)
Shops at Mission Viejo, The—Mission Viejo, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Shops at North East Mall, The—Hurst (Dallas), TX	Community/Lifestyle Ctr.	DSW	Office Max
SouthPark—Charlotte, NC	Regional Mall	Container Store	Joseph Beth Booksellers
Treasure Coast Square—Jensen Beach, FL	Regional Mall	hhgregg	Borders
Virginia Center Commons—Glen Allen, VA	Regional Mall	Burlington Coat Factory	Dillard's
Washington Plaza—Indianapolis, IN	Community/Lifestyle Ctr.	Jo-Ann Fabrics	Deals
Openings Projected for the Remainder of 2011
Arizona Mills—Tempe (Phoenix), AZ	Mills	Off Broadway Shoes	N/A
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ross Dress for Less	Linens 'n Things
Chesapeake Square—Chesapeake, VA	Regional Mall	Cinemark Theater	Dillard's
Circle Centre—Indianapolis, IN	Regional Mall	Brown Mackie College	N/A
Desert Hills Premium Outlets—Palm Springs, CA	Premium Outlet	Neiman Marcus Studio	N/A
Fashion Valley—San Diego, CA	Regional Mall	Forever 21	Saks Fifth Avenue
Grapevine Mills—Grapevine (Dallas), TX	Mills	Ross Dress for Less	Steve & Barry's
Markland Mall—Kokomo, IN	Regional Mall	Carson Pirie Scott	Macy's
Mesa Mall—Grand Junction, CO	Regional Mall	Jo-Ann Fabrics	N/A

SIMON PROPERTY GROUP

U.S. Anchor/Big Box Openings

2011–2013

Property Name/Location	Property Type	New Tenant	Former Tenant
Openings Projected for the Remainder of 2011 (continued)
Ontario Mills—Ontario (Riverside), CA	Mills	Sports Authority	Totally for Kids
Phipps Plaza—Atlanta, GA	Regional Mall	Arhaus Furniture	N/A
Pier Park—Panama City Beach, FL	Community/Lifestyle Ctr.	Marshalls	N/A
Plaza Carolina—Carolina (San Juan), PR	Regional Mall	T.J.Maxx	N/A
South Shore Plaza—Braintree (Boston), MA	Regional Mall	Dave & Buster's	Circuit City
Southdale Center—Edina (Minneapolis), MN	Regional Mall	Herberger's	Mervyn's
Wrentham Village Premium Outlets—Boston, MA	Premium Outlet	Bloomingdale's Outlet	N/A
Openings Projected for 2012
Bloomingdale Court—Bloomingdale (Chicago), IL	Community/Lifestyle Ctr.	Ulta	N/A
Columbia Center—Kennewick, WA	Regional Mall	Ulta	Rite Aid
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Cost Plus World Market	Ultimate Electronics
Esplanade, The—Kenner (New Orleans), LA	Regional Mall	Grand Theater	N/A
Fairfax Court—Fairfax (Washington, D.C), VA	Community/Lifestyle Ctr.	Xsports Fitness	Circuit City
Falls, The—Miami, FL	Regional Mall	Fresh Market	N/A
Mall at Rockingham Park, The—Salem (Boston), NH	Regional Mall	Lord & Taylor	Macy's(1)
McCain Mall—N. Little Rock, AR	Regional Mall	Regal Cinemas	M.M. Cohn
Outlets at Orange, The—Orange (Los Angeles), CA	Mills	Nordstrom Rack Sports Authority	N/A Borders
Orland Square—Orland Park (Chicago), IL	Regional Mall	Dave & Buster's	N/A
Phipps Plaza—Atlanta, GA	Regional Mall	Discovery Center by Legoland	N/A
Southridge Mall—Greendale (Milwaukee), WI	Regional Mall	Macy's	Linens 'n Things/ Steve & Barry's
Valley Mall—Harrisonburg, VA	Regional Mall	Dick's Sporting Goods	Peebles
Whitehall Mall—Whitehall, PA	Community/Lifestyle Ctr.	Raymour & Flanigan Furniture	Borders
Openings Projected for 2013
Cordova Mall—Pensacola, FL	Regional Mall	Dick's Sporting Goods	Belk(2)
Denver West Village—Lakewood (Denver), CO	Community/Lifestyle Ctr.	Marshalls	Ultimate Electronics
Gurnee Mills—Gurnee (Chicago), IL	Mills	Macy's	Circuit City

(1)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(2)
Belk is relocating to another space within the center.

SIMON PROPERTY GROUP

Capital Expenditures

For the Nine Months Ended September 30, 2011

(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$45,288	$50,734	$24,451
Redevelopment projects with incremental square footage and/or anchor replacement	86,232	112,596	45,166
Renovations with no incremental square footage	20,156	17,307	9,141

Subtotal new development, redevelopment and renovations	151,676	180,637	78,758
Tenant allowances	89,931	43,170	16,051
Operational capital expenditures at properties:
CAM expenditures(1)	27,400	52,426	23,774
Non-CAM expenditures	21,540	23,765	6,518

Totals	$290,547	$299,998	$125,101

Plus (Less): Conversion from accrual to cash basis	8,822	(15,781)	(6,581)

Capital Expenditures for the Nine Months Ended 9/30/11(2)	$299,369	$284,217	$118,520

Capital Expenditures for the Nine Months Ended 9/30/10(2)	$193,893	$192,718	$82,307

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of September 30, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	Company's Share of Net Cost
New Development Project:
Merrimack Premium Outlets—Merrimack, NH	409,000 square foot upscale outlet center	6/12	100%
Tanger Outlets-Texas City—Texas City, TX	350,000 square foot upscale outlet center	11/12	50%
Totals				$224	$209	$176
Blended Stabilized Rate of Return = 10% Total Construction in Progress = $87.3 million Company's Share of Total Construction in Progress = $83.3 million
Renovation and Expansion Projects:
Ontario Mills—Ontario, CA	Sports Authority Mall renovation	10/11 10/12	25%
Pheasant Lane Mall—Nashua, NH	Mall renovation (Dick's Sporting Goods, small shops and restaurants opened 7/11)	4/12	100%
Coddingtown Mall—Santa Rosa, CA	Mall renovation B.J.'s Restaurant and Brewery	11/11 9/12	50%
McCain Mall—N. Little Rock, AR	Mall renovation Regal Cinemas	11/11 10/12	100%
Fashion Valley—San Diego, CA	Forever 21, small shops and mall renovation	11/11	50%
Great Lakes Mall—Mentor, OH	Mall renovation	11/11	100%
Southdale Center—Minneapolis, MN	Herberger's Relocation of food court	11/11 11/12	50%
Town Center at Boca Raton—Boca Raton, FL	Forever 21 and food court renovation	11/11	100%
Plaza Carolina—Carolina, PR	Forever 21 & TJMaxx Mall renovation	11/11 4/12	100%
Midland Park Mall—Midland, TX	Mall renovation	2/12	100%
Maplewood Mall—St. Paul, MN	Mall renovation	3/12	100%
Southridge Mall—Greendale (Milwaukee), WI	Macy's Mall renovation	3/12 6/12	50%
Crystal Mall—Waterford, CT	Mall renovation	4/12	78.2%
Valley Mall—Harrisonburg, VA	Dick's Sporting Goods and mall renovation	6/12	50%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of September 30, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	Company's Share of Net Cost
Renovation and Expansion Projects (continued):
White Oaks Mall—Springfield, IL	Mall renovation Reconfigure former theater space into small shops	6/12 11/12	80.7%
Orland Square—Orland Park (Chicago), IL	Mall renovation	7/12	100%
La Plaza Mall—McAllen, TX	Food court expansion	8/12	100%
King of Prussia Mall—King of Prussia, PA	Redevelopment of Strawbridge's—Macy's building into 100,000 sf of small shops on two levels	10/12	96.1%
Santa Rosa Plaza—Santa Rosa, CA	Mall renovation	10/12	100%
Fashion Mall at Keystone—Indianapolis, IN	Mall renovation, small shop expansion and food court relocation	11/12	100%
Gurnee Mills—Gurnee (Chicago), IL	Macy's and mall renovation	3/13	50%
Totals				$409	$377	$311
Blended Stabilized Rate of Return = 11% Total Construction in Progress = $80.8 million Company's Share of Total Construction in Progress = $59.0 million
Restoration Project:
Opry Mills—Nashville, TN (4)	Restoration of the property as a result of flood damage in May 2010	3/12	50%	$140	$120	$60
Stabilized Rate of Return = N/A Total Construction in Progress = $19.4 million Company's Share of Total Construction in Progress = $9.7 million
Anchor/Big Box Additions:
Grapevine Mills—Grapevine (Dallas), TX	Ross Dress for Less	10/11	29.6%
Phipps Plaza—Atlanta, GA	Arhaus Furniture Discovery Center by Legoland	10/11 6/12	100%
Desert Hills Premium Outlets—Palm Springs, CA	Neiman Marcus Studio	11/11	100%
Markland Mall—Kokomo, IN	Carson Pirie Scott	11/11	100%
Pier Park—Panama City Beach, FL	Marshalls	11/11	65.6%
Wrentham Village Premium Outlets—Boston, MA	Bloomingdale's Outlet	11/11	100%

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)
Project Overview and Construction-in-Progress
As of September 30, 2011

Property/ Location	Project Description	Projected Opening	Company's Ownership Percentage	Projected Gross Cost(2) (in millions)	Projected Net Cost(3) (in millions)	Company's Share of Net Cost
Anchor/Big Box Additions (continued):
Chesapeake Square—Chesapeake, VA	Cinemark Theater	12/11	100%
Outlets at Orange, The—Ontario, CA	Nordstrom Rack	2/12	25%
Mall at Rockingham Park, The—Salem (Boston), NH	Lord & Taylor	3/12	28.2%
Totals				$56	$48	$33
Blended Stabilized Rate of Return = 10% Total Construction in Progress = $44.9 million Company's Share of Total Construction in Progress = $28.7 million
Other Projects
Total Construction in Progress = $35.0 million Company's Share of Total Construction in Progress = $26.7 million

(1)
Projects listed represent:
—
Projects that are under construction
—
New Development and Renovation and Expansion projects with budgeted gross costs in excess of $5 million
—
Anchor/Big Box Additions with budgeted gross costs in excess of $2 million
—
Costs and returns that are based upon current budget assumptions; actual costs may vary

(2)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs

(3)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries

(4)
This reflects only the estimated costs of restoring Opry Mills and is less than the total estimated damages suffered as a result of the May, 2010 flood

SIMON PROPERTY GROUP
International Development Activity Report
Project Overview, Construction-in-Progress
As of September 30, 2011

Shopping center/ Location (Metropolitan area)	Project Description	The Company's Ownership Percentage of Project	Opening	The Company's Share of Projected Net Cost(1) (in millions)
New Development Projects:
Johor Premium Outlets—Johor, Malaysia(2)	173,000 square foot upscale outlet center with approximately 80 shops	50.0%	December 2011	R 77
Expansions:
Ami Premium Outlets—Ami (Tokyo), Japan(3)	93,000 square foot phase II expansion	40.0%	December 2011	JPY 1,454

(1)
Projected Net Cost includes cost recoveries such as land sales, tenant reimbursements, Tax Incremental Financing (TIF), Common Area Maintenance (CAM), and other such recoveries. Cost is based on current budget assumptions. Actual costs may vary.

(2)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by equity contributions from partners.

(3)
Construction loan in place to fund approximately 70% of costs; remainder to be funded by operating cash flow.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of September 30, 2011
(In thousands)

Year	Our Share of Unsecured Consolidated Debt	Weighted Average Rate of Maturing Unsecured Consolidated Debt	Our Share of Secured Consolidated Debt	Weighted Average Rate of Maturing Secured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Weighted Average Rate of Maturing Unconsolidated Joint Venture Debt	Our Share of Unconsolidated The Mills L.P. Debt	Weighted Average Rate of Maturing Unconsolidated The Mills L.P. Debt	Our Share of Total Debt	Total Weighted Average Rate of Maturing Debt
2011	$—	—	$16,010	—	$364,873	5.56%	$56,074	3.62%	$436,957	5.31%
2012	390,705	5.75%	1,318,814	3.04%	209,753	3.59%	614,668	2.40%	2,533,940	3.35%
2013	2,297,077	3.26%	703,419	3.52%	369,248	4.69%	280,552	4.24%	3,650,296	3.51%
2014	934,482	6.09%	822,390	5.58%	105,681	2.98%	666,257	5.92%	2,528,810	5.74%
2015	1,600,000	5.12%	89,858	7.91%	802,156	5.25%	199,513	5.77%	2,691,527	5.24%
2016	1,300,000	6.02%	1,874,938	6.27%	573,046	5.78%	320,067	5.83%	4,068,051	6.07%
2017	500,000	5.88%	637,731	5.93%	363,138	6.00%	533,390	5.76%	2,034,259	5.88%
2018	1,000,000	6.38%	17,347	—	34,871	1.81%	1,471	—	1,053,689	6.21%
2019	650,000	10.35%	144,492	7.68%	32,015	—	1,558	—	828,065	9.86%
2020	1,250,000	5.65%	84,895	5.01%	395,793	5.64%	38,030	5.76%	1,768,718	5.62%
Thereafter	1,500,000	5.33%	478,185	5.63%	649,073	4.87%	92,393	4.47%	2,719,651	5.23%

Face Amounts of Indebtedness	$11,422,264	5.47%	$6,188,079	5.17%	$3,899,647	5.14%	$2,803,973	4.84%	$24,313,963	5.27%
Premiums (Discounts) on Indebtedness, Net	(26,138)		46,612		—		3,795		24,269

Our Share of Total Indebtedness	$11,396,126		$6,234,691		$3,899,647		$2,807,768		$24,338,232

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required		Actual		Compliance
Total Debt to Total Assets	≤65%		43%		Yes
Total Secured Debt to Total Assets	≤50%		23%		Yes
Fixed Charge Coverage Ratio	>1.5	X	3.0	X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%		290%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2011
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,172,421	$4,901,128	6.08%	4.9
Variable Rate Debt	1,286,951	1,286,951	1.69%	1.1

Total Mortgage Debt	6,459,372	6,188,079	5.17%	4.1
Unsecured Debt
Fixed Rate	9,629,706	9,629,706	6.01%	6.9
Revolving Credit Facility—US Tranche	1,502,000	1,502,000	2.63%	1.5
Revolving Credit Facility—Yen Currency	290,558	290,558	2.24%	1.5

Total Revolving Credit Facility	1,792,558	1,792,558	2.56%	1.5
Total Unsecured Debt	11,422,264	11,422,264	5.47%	6.0
Premium	56,830	55,979
Discount	(35,505)	(35,505)

Consolidated Mortgages and Other Indebtedness(1)	$17,902,962	$17,630,817	5.37%	5.4

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,873,270	$3,571,695	5.39%	6.6
Variable Rate Debt	699,314	327,952	2.48%	3.3
Mills Limited Partnership Debt	7,305,917	2,803,973	4.84%	3.6

Total Mortgage Debt	15,878,501	6,703,620	5.02%	5.2
Premium	8,075	4,038
Discount	(486)	(243)

Joint Venture Mortgages and Other Indebtedness(1)	$15,886,090	$6,707,415	5.02%	5.2

Our Share of Total Indebtedness		$24,338,232	5.27%	5.3
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	83.7%	$14,751,308	6.02%	6.1
Variable	16.3%	2,879,509	2.04%	1.3

	100.0%	$17,630,817	5.37%	5.4
Joint Venture
Fixed	84.3%	$5,653,943	5.58%	5.7
Variable	15.7%	1,053,472	2.03%	2.8

	100.0%	$6,707,415	5.02%	5.2

Total Debt		$24,338,232

Total Fixed Debt	83.8%	$20,405,251	5.89%	6.0

Total Variable Debt	16.2%	$3,932,981	2.04%	1.7

(1)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Gateway Shopping Center		01/01/12		5.89%	Fixed	Secured	87,000	87,000
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	159,753	159,753
Secured Term Loan		03/05/12		1.04%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	74,245	74,245
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	50,642	50,642
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	106,065	106,065
Anderson Mall		10/10/12		6.20%	Fixed	Secured	26,345	26,345
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	15,641	15,641
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	20,709	20,709
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	30,234	30,234
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	42,467	42,467
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	69,334	69,334
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured	8,730	8,730
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured	7,679	7,679
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured	6,287	6,287
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured	1,563	1,563
Factory Stores of America	(9)	03/10/13	(21)	9.10%	Fixed	Secured	15,085	15,085
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured	18,771	18,771
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	49,683	49,683
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	122,288	122,288
Revolving Credit Facility—USD	(31)	03/31/13	(6)	2.63%	Variable	Unsecured	1,502,000	1,502,000
Revolving Credit Facility—Yen Currency	(31)	03/31/13		2.24%	Variable	Unsecured(13)	290,558	290,558
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	237,897	237,897
Stanford Shopping Center	(2)	07/01/13		2.39%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	89,430	89,430
Kittery Premium Outlets	(2)(8)	07/10/13		2.21%	Variable	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13		2.21%	Variable	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13		2.21%	Variable	Secured	72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	26,968	8,522
Puerto Rico Premium Outlets		05/01/14	(23)	3.75%	Variable	Secured	73,658	73,658
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	516,052	516,052
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	87,963	87,963
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	95,974	95,974
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	22,353	22,353
Desoto Square		07/01/14		5.89%	Fixed	Secured	62,680	62,680
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	66,921	66,921
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	68,054	51,040
Brunswick Square		08/11/14		5.65%	Fixed	Secured	79,959	79,959
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	218,430	218,430

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Regency Plaza	(2)(7)	12/14/14	3.24%	Variable	Secured	3,805	3,805
St. Charles Towne Plaza	(2)(7)	12/14/14	3.24%	Variable	Secured	24,732	24,732
West Ridge Plaza	(2)(7)	12/14/14	3.24%	Variable	Secured	4,756	4,756
Lake View Plaza		12/31/14	8.00%	Fixed	Secured	15,781	15,781
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	2,712	2,332
Simon Property Group, LP (Sr. Notes)		02/01/15	4.20%	Fixed	Unsecured	400,000	400,000
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Bloomingdale Court		11/01/15	8.15%	Fixed	Secured	26,012	26,012
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Ellenton Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	106,493	106,493
Florida City Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	10,868	10,868
Grove City Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	114,971	114,971
Gulfport Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	25,649	25,649
Huntley Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	30,399	30,399
Jersey Shore Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	71,344	71,344
Lebanon Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	15,770	15,770
Naples Outlet Center	(27)	01/11/16	5.51%	Fixed	Secured	16,340	16,340
Pleasant Prairie Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	61,274	61,274
San Marcos Premium Outlets	(27)	01/11/16	5.51%	Fixed	Secured	145,822	145,822
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Henderson Square		04/01/16	4.43%	Fixed	Secured	14,025	10,648
Penn Square Mall		04/01/16	7.75%	Fixed	Secured	97,757	92,376
Birch Run Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	107,974	107,974
Hagerstown Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	90,724	90,724
Williamsburg Premium Outlets	(11)	04/11/16	5.95%	Fixed	Secured	104,812	104,812
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP		05/05/16	8.20%	Fixed	Secured	745	745
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
Upper Valley Mall	(2)(4)	07/01/16	5.89%	Fixed	Secured	46,080	46,080
Washington Square	(2)(29)	07/01/16	5.94%	Fixed	Secured	27,157	27,157
Greenwood Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	78,545	78,545
South Park Mall	(22)	08/01/16	8.00%	Fixed	Secured	194,399	194,399
Walt Whitman Mall	(22)	08/01/16	8.00%	Fixed	Secured	119,781	119,781
Calhoun Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	20,751	20,751
Gaffney Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	37,660	37,660
Lee Premium Outlets	(14)	09/01/16	5.79%	Fixed	Secured	51,802	51,802
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Pismo Beach Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	33,850	33,850
Queenstown Premium Outlets	(28)	11/06/16	5.84%	Fixed	Secured	66,150	66,150
Pleasant Prairie Premium Outlets 2		12/01/16	6.01%	Fixed	Secured	36,989	36,989
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
King of Prussia Mall-1		01/01/17	7.49%	Fixed	Secured	101,577	97,602
King of Prussia Mall-2		01/01/17	8.53%	Fixed	Secured	7,200	6,918
King of Prussia Mall-3		01/01/17	4.50%	Fixed	Secured	50,000	48,044
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,672
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	95,330	90,056
Forest Plaza	(15)	10/10/19	7.50%	Fixed	Secured	18,466	18,466
Lakeline Plaza	(15)	10/10/19	7.50%	Fixed	Secured	17,300	17,300
Muncie Plaza	(15)	10/10/19	7.50%	Fixed	Secured	7,192	7,192
White Oaks Plaza	(15)	10/10/19	7.50%	Fixed	Secured	14,384	14,384
Simon Property Group, LP (Sr. Notes)		02/01/20	5.65%	Fixed	Unsecured	1,250,000	1,250,000
Port Charlotte Town Center		11/01/20	5.30%	Fixed	Secured	47,909	38,327
Oxford Valley Mall		12/07/20	4.77%	Fixed	Secured	70,224	45,606
Simon Property Group, LP (Sr. Notes)		03/01/21	4.38%	Fixed	Unsecured	900,000	900,000
Ingram Park Mall		06/01/21	5.38%	Fixed	Secured	144,389	144,389
Towne West Square		06/01/21	5.61%	Fixed	Secured	50,796	50,796
Domain, The		08/01/21	5.31%	Fixed	Secured	207,757	207,757
Palms Crossing	(18)	08/01/21	5.36%	Fixed	Secured	38,319	38,319
Shops at Arbor Walk, The	(18)	08/01/21	5.36%	Fixed	Secured	43,309	43,309
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	31,065	31,065
Crystal River		11/11/30	9.63%	Fixed	Secured	14,376	14,376
Montgomery Mall		05/11/34	5.17%	Fixed	Secured	84,697	50,810
Simon Property Group, LP (Sr. Notes)		02/01/40	6.75%	Fixed	Unsecured	600,000	600,000

Total Consolidated Indebtedness at Face Value						17,881,636	17,610,343

Premium on Fixed-Rate Indebtedness						56,830	55,979
Discount on Fixed-Rate Indebtedness						(35,505)	(35,505)

Total Consolidated Indebtedness						17,902,962	17,630,817

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness:
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured(12)	8,614		3,446
Galleria Commerciali Italia—Facility A		12/22/11		5.37%	Fixed	Secured(10)	303,956		148,939
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured(10)	301,672		147,819
Square One		03/11/12		6.73%	Fixed	Secured	83,155		46,875
Cobblestone Court		05/05/12	(24)	5.00%	Variable	Secured	2,145	(19)	107
Hamilton Town Center		05/29/12		1.84%	Variable	Secured	95,283		47,641
Gotemba Premium Outlets—Variable		05/31/12		0.64%	Variable	Secured(12)	7,609		3,044
Domain Residential Building P		07/22/12	(24)	4.00%	Variable	Secured	3,593		1,796
Yeoju Premium Outlets		07/31/12		5.88%	Variable	Secured(26)	4,254		2,127
Galleria Commerciali Italia—Catania		12/17/12		2.29%	Variable	Secured(10)	95,350		46,722
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured	124,438		70,146
Avenues, The		04/01/13		5.29%	Fixed	Secured	68,443	(19)	10,266
Paju Premium Outlets		04/01/13		6.70%	Variable	Secured(26)	62,441		31,221
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured	68,581	(19)	2,743
Domain Residential Phase II	(2)	07/22/13		2.24%	Variable	Secured	36,531		18,266
Solomon Pond		08/01/13		3.97%	Fixed	Secured	103,214		58,182
Tosu Premium Outlets—Fixed		08/24/13		1.49%	Fixed	Secured(12)	5,043		2,017
Miami International Mall		10/01/13		5.35%	Fixed	Secured	90,386		43,183
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured	35,000		17,198
Domain Westin	(2)	10/15/13		2.19%	Variable	Secured	41,171		20,585
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured(10)	36,715		17,990
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured(10)	32,339		15,846
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured(10)	12,401		6,077
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.48%	Fixed	Secured(12)	19,787		7,915
Kobe Sanda Premium Outlets—Variable		01/31/14		0.90%	Variable	Secured(12)	51,386		20,554
Fashion Valley Mall-2		05/01/14		6.00%	Fixed	Secured	6,025		3,013
Coddingtown Mall	(2)	07/01/14		3.14%	Variable	Secured	13,800		13,800
Gotemba Premium Outlets—Fixed		10/25/14		1.61%	Fixed	Secured(12)	50,543		20,217
Indian River Commons		11/01/14		5.21%	Fixed	Secured	9,390		4,695
Indian River Mall		11/01/14		5.21%	Fixed	Secured	63,621		31,810
Rinku Premium Outlets		11/25/14		1.85%	Fixed	Secured(12)	23,990		9,596
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured	166,643		83,321
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15		5.38%	Fixed	Secured(10)	97,983		48,012
Galleria Commerciali Italia—Cinisello—Variable		03/31/15		2.30%	Variable	Secured(10)	69,069		33,844
Toki Premium Outlets—Variable		04/30/15		1.13%	Variable	Secured(12)	16,243		6,497
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured	77,500		38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured	13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured	24,800	(19)	0
Ridgewood Court		07/01/15		4.60%	Fixed	Secured	14,650	(19)	733
Village Park Plaza		07/01/15		4.60%	Fixed	Secured	29,850	(19)	3,582
West Town Corners		07/01/15		4.60%	Fixed	Secured	18,800	(19)	0
Clay Terrace		10/01/15		5.08%	Fixed	Secured	115,000		57,500
Mall of New Hampshire		10/05/15		6.23%	Fixed	Secured	131,717		74,249
Springfield Mall	(16)	11/30/15		4.77%	Fixed	Secured	66,326		25,197

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Houston Galleria-1		12/01/15	5.44%	Fixed	Secured	643,583		324,173
Houston Galleria-2		12/01/15	5.44%	Fixed	Secured	177,417		89,365
Busan Premium Outlets		12/28/15	6.45%	Variable	Secured(26)	16,163		1,616
Tosu Premium Outlets—Variable		01/31/16	0.42%	Variable	Secured(12)	40,200		16,080
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured	180,000		45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured	16,747		8,374
Eastland Mall		06/01/16	5.79%	Fixed	Secured	168,000		84,000
Empire Mall		06/01/16	5.79%	Fixed	Secured	176,300		88,150
Mesa Mall		06/01/16	5.79%	Fixed	Secured	87,250		43,625
Rushmore Mall		06/01/16	5.79%	Fixed	Secured	94,000		47,000
Southern Hills Mall		06/01/16	5.79%	Fixed	Secured	101,500		50,750
Valley Mall		06/01/16	5.83%	Fixed	Secured	44,156		22,078
Greendale Mall		10/01/16	6.00%	Fixed	Secured	45,000		25,367
Firewheel Residential	(2)	11/20/16	5.91%	Fixed	Secured	22,752		11,376
Coconut Point		12/10/16	5.83%	Fixed	Secured	230,000		115,000
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured	260,000		73,282
California Department Stores		11/01/17	6.53%	Fixed	Secured	31,300		10,432
West Town Mall		12/01/17	6.34%	Fixed	Secured	210,000		105,000
Aventura Mall		12/11/17	5.91%	Fixed	Secured	430,000		143,333
Johor Premium Outlets		03/31/18	5.36%	Variable	Secured(30)	8,862		4,431
Sano Premium Outlets		05/31/18	0.54%	Variable	Secured(12)	36,519		14,608
Sendai Premium Outlets		10/31/18	0.49%	Variable	Secured(12)	37,198		14,879
Whitehall Mall		11/01/18	7.00%	Fixed	Secured	11,460		4,350
Westchester, The		05/05/20	6.00%	Fixed	Secured	368,798		147,519
Lehigh Valley Mall		07/05/20	5.88%	Fixed	Secured	137,939		52,362
Auburn Mall		09/01/20	6.02%	Fixed	Secured	41,521		23,406
Shops at Sunset Place, The		09/01/20	5.62%	Fixed	Secured	77,575		29,091
Florida Mall, The		09/05/20	5.25%	Fixed	Secured	369,712		184,856
Fashion Valley Mall-1		01/04/21	4.30%	Fixed	Secured	475,000		237,500
Cape Cod Mall		03/06/21	5.75%	Fixed	Secured	99,430		56,049
SouthPark Residential		05/01/21	4.80%	Fixed	Secured	22,000		8,800
Seminole Towne Center		05/06/21	5.97%	Fixed	Secured	59,788	(19)	7,772
Fashion Centre Pentagon Office		07/01/21	5.11%	Fixed	Secured	40,000		17,000
Fashion Centre Pentagon Retail		07/01/21	4.87%	Fixed	Secured	410,000		174,250
Galleria Commerciali Italia—Argine		07/28/22	3.24%	Variable	Secured(10)	61,496		30,133
AMI Premium Outlets		09/25/23	2.09%	Fixed	Secured(12)	134,248		53,700
Atrium at Chestnut Hill		03/11/31	6.89%	Fixed	Secured	41,968		20,622
Dadeland Mall		02/11/32	6.75%	Fixed	Secured	174,675		87,337
Crystal Mall		09/11/32	5.62%	Fixed	Secured	91,053		71,190
Northshore Mall		03/11/34	5.03%	Fixed	Secured	195,617		110,270

Joint Venture Indebtedness at Face Value						8,572,584		3,899,647

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Indebtedness at Face Value (detail in The Mills Limited Partnership Summary)					7,305,917		2,803,973

Total Joint Venture and Mills Indebtedness at Face Value					15,878,501		6,703,620

Premium on JV Fixed-Rate Indebtedness					8,075		4,038
Discount on JV Fixed-Rate Indebtedness					(486)		(243)

Total Joint Venture Indebtedness					15,886,090	(20)	6,707,415	(17)

Our Share of Total Indebtedness							24,338,232

 SIMON PROPERTY GROUP
The Mills Limited Partnership
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness		Our Share of Indebtedness
Mills Limited Partnership Indebtedness:
Colorado Mills		11/12/11	2.02%	Variable	Secured	147,505		27,657
Discover Mills-1		12/11/11	7.32%	Fixed	Secured	23,700	(19)	2,500
Discover Mills-2		12/11/11	6.08%	Fixed	Secured	135,000	(19)	14,243
St. Louis Mills		01/08/12	6.39%	Fixed	Secured	90,000	(19)	35,352
Meadowood Mall		01/09/12	1.11%	Variable	Secured	131,694		32,924
Esplanade, The	(3)	02/01/12	2.19%	Variable	Secured	71,396		35,698
Galleria at White Plains	(3)	02/01/12	2.19%	Variable	Secured	119,317		59,658
Northpark Mall—Mills	(3)	02/01/12	2.19%	Variable	Secured	100,290		50,145
Mills Senior Loan Facility		06/07/12	1.49%	Variable	Secured	655,000		327,500
Marley Station		07/01/12	4.89%	Fixed	Secured	114,400		28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured	64,350		16,088
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured	158,443	(19)	31,292
Katy Mills		01/09/13	6.69%	Fixed	Secured	139,040		17,380
Del Amo	(2)	01/23/13	1.74%	Variable	Secured	307,753		76,938
Southdale Center	(2)	04/01/13	5.18%	Fixed	Secured	155,676		77,838
Lakeforest Mall	(2)	07/08/13	4.90%	Fixed	Secured	138,520		34,630
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured	111,096		27,774
Ontario Mills	(2)(16)	12/05/13	4.98%	Fixed	Secured	175,000		43,750
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured	11,023		3,268
Concord Marketplace		02/01/14	5.76%	Fixed	Secured	12,808		6,404
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured	820,000		410,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured	380,004		112,576
Grapevine Mills	(2)(16)	09/22/14	5.90%	Fixed	Secured	270,000		80,001
Block at Orange		10/01/14	6.25%	Fixed	Secured	218,847		54,712
Southridge Mall		04/01/15	5.23%	Fixed	Secured	124,000		62,000
Great Mall of the Bay Area	(2)	08/28/15	6.01%	Fixed	Secured	270,000		135,000
Shops at Riverside, The	(2)	06/16/16	2.34%	Variable	Secured	130,000		65,000
Opry Mills	(2)	10/10/16	6.16%	Fixed	Secured	280,000		140,000
Opry Mills-2	(2)	10/10/16	5.00%	Fixed	Secured	17,717		8,859
Falls, The	(25)	11/30/16	7.50%	Fixed	Secured	112,740		28,185
Stoneridge Shopping Center	(25)	11/30/16	7.50%	Fixed	Secured	224,810		56,090
Briarwood Mall	(25)	11/30/16	7.50%	Fixed	Secured	116,628		29,157
Liberty Plaza		06/01/17	5.68%	Fixed	Secured	43,000		21,500
Franklin Mills		06/01/17	5.65%	Fixed	Secured	290,000		145,000
Gurnee Mills		07/01/17	5.77%	Fixed	Secured	321,000		160,500
Potomac Mills		07/11/17	5.83%	Fixed	Secured	410,000		205,000
Arizona Mills		07/01/20	5.76%	Fixed	Secured	172,373		43,094
Denver West Village		07/01/21	5.04%	Fixed	Secured	28,000		5,250
Dover Mall & Commons		08/06/21	5.57%	Fixed	Secured	93,913		31,973
Net Leases II		01/10/23	9.35%	Fixed	Secured	20,873		10,437
TMLP Trust Preferred Unsecured Securities		03/30/36	2.69%	Variable	Unsecured	100,000		50,000

Mills Limited Partnership Indebtedness at Face Value						7,305,917		2,803,973

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2011
(In thousands)

(Footnotes for preceding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2011: LIBOR at ..24%; 3 MONTH EURIBOR at 1.55%; YEN LIBOR at .14%; 6 MONTH YEN LIBOR at .33%; KLIBOR at 3.10% and 91 Day Korean CD rate at 3.58%.

(2)
Includes applicable extensions available at our option.

(3)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
Comprised of a $27.0 million note at 5.89% and a $20.0 million note that is non-interest bearing.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
Through an interest rate swap agreement, interest on $200.0 million is essentially fixed at 4.50%. The all-in rate presented is a blended interest rate.

(7)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These properties are secured by cross-collateralized and cross-defaulted mortgages. Factory Stores of America includes Boaz, Georgetown, Graceville, Lebanon, Nebraska City and Story City.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 743.5 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 577.3 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 5.14%.

(11)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 33,050.9 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,265.0 million.

(14)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(15)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $111.3 million in joint venture entities in which GCI holds a non-controlling interest.

(18)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the secured debt on The Mall at The Source.

(21)
The Anticipated Maturity Date is the date reflected as the Maturity Date. However, the loan documents state longer term Maturity Dates between 2028 and 2035.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(25)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(26)
Amounts shown in USD Equivalent. Won equivalent is 97,400 million.

(27)
These ten properties are secured by cross-collateralized and cross-defaulted mortgages.

(28)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(29)
Comprised of a $15.0 million note at 5.94% and a $12.8 million note that is non-interest bearing.

(30)
Amounts shown in USD Equivalent. Ringgit equivalent is 28,205.3 million.

(31)
On October 5, 2011, we entered into a new unsecured corporate credit facility providing an initial borrowing capacity of $4.0 billion. The new facility contains an accordian feature up to $5.0 billion and will mature on October 30, 2015. The base interest rate on the new facility is LIBOR plus 100 basis points. The balance at 9/30/11 reflects interest at LIBOR plus 210 basis points as the borrowings on the new facility were not drawn until October 5, 2011.

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2011

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coral Square	Coral Springs	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Highland Lakes Center	Orlando	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Mall of Georgia	Atlanta	GA
Northlake Mall	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
University Park Mall	Mishawaka	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2011

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
Copley Place	Boston	MA
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane (1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
ABQ Uptown	Albuquerque	NM
Cottonwood Mall	Albuquerque	NM
Forum Shops at Caesars, The	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Knoxville Center	Knoxville	TN
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
Longview Mall	Longview	TX
North East Mall	Hurst	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2011

Property Name	City	State
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Apple Blossom Mall	Winchester	VA
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Tacoma Mall	Tacoma	WA
Bay Park Square	Green Bay	WI
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets-International Drive	Orlando	FL
Orlando Premium Outlets-Vineland Avenue	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Kittery Premium Outlets	Kittery	ME
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets—North	Las Vegas	NV
Las Vegas Premium Outlets—South	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2011

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
North Bend Premium Outlets	North Bend	WA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2011

Property Name	City	State
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Coconut Point Hyatt	Estero	FL
University Town Plaza	Pensacola	FL
Factory Merchants Branson	Branson	MO
The Shops at Nanuet	Nanuet	NY

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2011
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(1)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	7.50% Cumulative Redeemable(2)	255,373	$100	$25,537	N/A

(1)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2011 was $67.24 per share.

(2)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

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QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2010 through September 30, 2011
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial and Equity Information Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet
SIMON PROPERTY GROUP NOI Composition(1)(2) For the Nine Months Ended September 30, 2011
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense (In thousands)
SIMON PROPERTY GROUP Reconciliation of Non-GAAP Financial Measures As of September 30, 2011 (in thousands, except as noted)
SIMON PROPERTY GROUP Footnotes to Reconciliation of Non-GAAP Financial Measures
SIMON PROPERTY GROUP U.S. Portfolio Overview As of September 30, 2011
SIMON PROPERTY GROUP U.S. Regional Mall and Premium Outlet Operational Information(1) For the Period Ended September 30, 2011
SIMON PROPERTY GROUP U.S. Lease Expirations(1)(2) As of September 30, 2011
SIMON PROPERTY GROUP U.S. Top Tenants(1) As of September 30, 2011
SIMON PROPERTY GROUP Other U.S. Property Operational Information
SIMON PROPERTY GROUP International Operational Information(1)(2)
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP Property Listing
SIMON PROPERTY GROUP U.S. Anchor/Big Box Openings 2011–2013
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2011 (In thousands)
SIMON PROPERTY GROUP Total Debt Amortization and Maturities by Year (Our Share) As of September 30, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2011 (In thousands)
SIMON PROPERTY GROUP The Mills Limited Partnership Summary of Indebtedness by Maturity As of September 30, 2011 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2011 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2011
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of September 30, 2011 ($ in 000's, except per share amounts)